                      SECURITIES AND EXCHANGE COMMISION
                            WASHINGTON, D.C. 20549

                                 FORM 10-K/A

                   AMENDMENT TO APPLICATION OR REPORT FILED
                    PURSUANT TO SECTION 12, 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                         GENERAL DYNAMICS CORPORATION

                               AMENDMENT NO. 1

        The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its 1994 Annual Report on Form 10-K as set forth in the pages attached hereto.

               Index to Exhibits

               Exhibit 99(d), Annual Report on Form 11-K for the General Dynamics Corporation Savings and Stock Investment Plan.

               Exhibit 99(e), Annual Report on Form 11-K for the General Dynamics Corporation Hourly Employees Savings and Stock Investment Plan.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereto duly authorized.

                                                   GENERAL DYNAMICS CORPORATION

                                                   By      /s/  E. A.  KLOBASA
                                                             E. A. Klobasa
                                                             Secretary


June 27, 1995

                                                     ADDITIONAL EXHIBIT 99(e) TO
                                                      ANNUAL REPORT ON FORM 10-K
                                                 OF GENERAL DYNAMICS CORPORATION
                                                             SEC FILE NO. 1-3671



                      SECURITIES AND EXCHANGE COMMISION
                            WASHINGTON, D.C. 20549


                                  FORM 11-K

                                ANNUAL REPORT

                          PURSUANT TO SECTION 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994




A. Full title of the Plan and the address of the Plan, if different from the issuer named below:

                         GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEE SAVINGS AND STOCK INVESTMENT PLAN



B. Name of the issuer of the securities held pursuant to the Plan and the address of its principal executive office:

                         GENERAL DYNAMICS CORPORATION
                           3190 FAIRVIEW PARK DRIVE
                      FALLS CHURCH, VIRGINIA 22042-4523

                         GENERAL DYNAMICS CORPORATION

                  INDEX OF FINANCIAL STATEMENTS AND EXHIBITS


                                                                                          Pages of this
                                                                                            Form 11-K
                                                                                          -------------
(a)   FINANCIAL STATEMENTS

      Statements of Net Assets Available for Benefits,                                          5-6
      December 31, 1994 and 1993

      Statements of Changes in Net Assets Available for Benefits                                7-9
      - Fiscal Years Ended December 31, 1994, December 31, 1993
      and December 31, 1992

      Schedule I  -  Combined Statement of Investments                                         10-23
      of Master Trust Funds

      Notes to Financial Statements                                                            24-30

      Report of Independent Public Accountants                                                    31


(b)   SIGNATURE                                                                                    4


(c)   EXHIBITS

      Consent of Independent Public Accountants                                                    4

                                   SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan Administrator has caused this Annual Report to be signed by the undersigned thereunto duly authorized.



                  GENERAL DYNAMICS CORPORATION
                  As Plan Administrator of the General
                  Dynamics Corporation
                  Hourly Employee Savings and Stock Investment Plan





                  by    /s/ E. A. Klobasa
                        -------------------------------
                        E. A. Klobasa
                        Secretary

June 27, 1995

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into General Dynamics Corporation's previously filed Registration Statement on Form S-8, File No. 2-24270.





                  by    /s/ Arthur Andersen LLP
                        -------------------------------
                        ARTHUR ANDERSEN LLP


Washington, D.C.,
June 27, 1995

                         GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN
                STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
                           AS OF DECEMBER 31, 1994

                                                                                            FUNDS
                                                    ------------------------------------------------------------------------------
                                                      COMPANY      GOVERNMENT    DIVERSIFIED    FIXED        SPECIAL
                                         TOTAL         STOCK         BONDS        PORTFOLIO    INCOME     DISTRIBUTION      LOAN
                                      -----------   -----------   -----------   ------------  ---------   ------------   ---------
ASSETS:
 Investment in common stock of
   General Dynamics Corporation,
   at market value - 828,654
   shares (Cost $23,060,674)
     Participant-directed             $ 30,354,876  $30,354,876   $      -      $      -     $      -       $    -       $     -
     Non-participant-directed            5,691,601    5,691,601          -             -            -            -             -
 Investments in securities of
   unaffiliated issuers, at
   market value-
     U.S. Government bonds
      (Cost $87,173,680)                87,483,279        -        87,483,279          -            -            -              -
    Other securities
      (Cost $62,253,018)                66,288,227        -              -       55,704,485         -        10,583,742         -
 Insurance company contracts,
    at contract value                  242,189,530        -              -             -      242,189,530        -              -
 Loans receivable (payable)              1,999,715          413          (593)          (26)        6,892        -        1,993,029
 Amounts receivable from
   General Dynamics Corporation            180,711       80,469        24,859         6,485        68,898        -              -
                                      ------------  -----------   -----------   -----------  ------------   -----------  ----------
               Total Assets           $434,187,939  $36,127,359   $87,507,545   $55,710,944  $242,265,320   $10,583,742  $1,993,029
                                      ============  ===========   ===========   ===========  ============   ===========  ==========
LIABILITIES:
 Fund transfers                       $      -      $   194,619   $ 1,341,070   $   647,545  $ (2,264,320)  $    81,086  $      -
 Administrative fees payable               204,414       12,288        38,642        66,207        83,610         3,667         -
 Loans payable (receivable)                  -            2,240        16,897        25,112        49,913         6,138    (100,300)
                                      ------------  -----------   -----------   -----------  ------------   -----------  ----------
               Total Liabilities           204,414      209,147     1,396,609       738,864    (2,130,797)       90,891    (100,300)
                                      ------------  -----------   -----------   -----------  ------------   -----------  ----------
 Net Assets Available for Benefits    $433,983,525  $35,918,212   $86,110,936   $54,972,080  $244,396,117   $10,492,851  $2,093,329
                                      ============  ===========   ===========   ===========  ============   ===========  ==========

The accompanying notes are an integral part of these financial statements.

                         GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN
                STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
                            AS OF DECEMBER 31,1993

                                                                                            FUNDS
                                                    ------------------------------------------------------------------------------
                                                      COMPANY      GOVERNMENT    DIVERSIFIED    FIXED        SPECIAL
                                         TOTAL         STOCK         BONDS        PORTFOLIO    INCOME     DISTRIBUTION      LOAN
                                      -----------   -----------   -----------   ------------  ---------   ------------   ---------
ASSETS:
 Investment in common stock of
   General Dynamics Corporation,
   at market value - 899,744
   shares (Cost $23,165,659)
      Participant-directed            $ 36,887,309  $36,887,309   $        -    $       -    $       -     $     -      $      -
      Non-participant-directed           4,613,394    4,613,394            -            -            -           -             -
 Investments in securities of
   unaffiliated issuers, at market
   value-
      U.S. Government bonds
        (Cost $111,079,230)            111,968,336         -       111,968,336          -            -           -             -
      Other securities
        (Cost $65,754,243)              77,514,731         -               -     64,322,390          -      13,192,341         -
 Insurance company contracts,
   at contract value                   241,498,877         -               -            -     241,498,877        -             -
 Loans receivable (payable)              1,868,515       (1,948)          (507)        (677)       (2,214)       -       1,873,861
 Amounts receivable from (payable to)
   General Dynamics Corporation            352,747      310,302         28,974       12,451         4,914      (3,894)         -
                                      ------------  -----------   ------------  -----------  ------------   -----------  ----------
               Total Assets           $474,703,909  $41,809,057   $111,996,803  $64,334,164  $241,501,577  $13,188,447  $1,873,861
                                      ============  ===========   ============  ===========  ============   ===========  ==========
LIABILITIES:
 Fund transfers                       $        -    $   128,888   $    848,965  $   (19,006) $   (992,030) $    33,183  $      -
 Administrative fees payable               228,749       17,301         84,003       29,216        92,688        5,541         -
 Loans payable (receivable)                    -          3,015         29,589       34,569        54,899       10,728     (132,800)
                                      ------------  -----------   ------------  -----------  ------------   -----------  ----------
               Total Liabilities           228,749      149,204        962,557       44,779      (844,443)      49,452     (132,800)
                                      ------------  -----------   ------------  -----------  ------------   -----------  ----------
 Net Assets Available for Benefits    $474,475,160  $41,659,853   $111,034,246  $64,289,385  $242,346,020  $13,138,995  $ 2,006,661
                                      ============  ===========   ============  ===========  ============   ===========  ==========

The accompanying notes are an integral part of these financial statements.

                         GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN
           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                     FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                                                    FUNDS
                                                  -------------------------------------------------------------------------------
                                                           COMPANY STOCK
                                                   ------------------------------
                                                   PARTICIPANT-    NON-PARTICIPANT-  GOVERNMENT     DIVERSIFIED     FIXED INCOME
                                      TOTAL         DIRECTED          DIRECTED         BONDS         PORTFOLIO
                                  ------------     -----------    ---------------   ------------   -------------   --------------
INVESTMENT INCOME:
  Dividends                       $  2,435,876     $ 1,083,179      $   82,178      $      -       $ 1,270,519      $      -
  Interest                          25,537,160           8,871             673        5,583,503         59,409        19,409,008
                                  ------------     -----------      ----------      -----------    -----------      ------------
                                    27,973,036       1,092,050          82,851        5,583,503      1,329,928        19,409,008

ADD (DEDUCT)-

NET REALIZED GAIN (LOSS)
  ON ASSETS SOLD OR DISTRIBUTED      2,857,993       2,663,105         202,043       (5,345,675)     5,335,795             2,725

UNREALIZED APPRECIATION
  (DEPRECIATION) OF ASSETS         (13,700,755)     (4,972,024)       (377,215)        (579,508)    (7,772,803)              795

ROLLOVER CONTRIBUTIONS                  85,870           2,146             -             15,888         21,207            46,629

DEPOSITS BY PARTICIPANTS            16,571,137       1,875,545             -          3,081,315      2,901,969         8,712,308

CONTRIBUTIONS BY GENERAL
  DYNAMICS CORPORATION               7,922,979         557,906       1,656,521        1,262,946      1,081,348         3,366,756

LOAN REPAYMENTS                         88,807         272,028            (122)         125,369        166,559           405,094

LOANS ISSUED                               -           (32,154)            -           (214,371)      (296,693)         (616,087)

TRANSFER BETWEEN
  INVESTMENT FUNDS                         -          (532,910)         (9,111)      (6,542,022)      (847,867)        8,343,472

DISTRIBUTIONS TO
  WITHDRAWN PARTICIPANTS           (80,918,407)     (7,620,888)       (487,260)     (22,002,812)   (10,799,822)      (37,131,443)

PLAN EXPENSES                       (1,372,295)       (114,152)            -           (307,943)      (436,926)         (489,160)
                                  ------------     -----------      ----------      -----------    -----------      ------------

NET INCREASE (DECREASE)            (40,491,635)     (6,809,348)      1,067,707      (24,923,310)    (9,317,305)        2,050,097

NET ASSETS AVAILABLE
  FOR BENEFITS:
    BEGINNING OF YEAR              474,475,160      37,683,469       3,976,384      111,034,246     64,289,385       242,346,020
                                  ------------     -----------      ----------      -----------    -----------      ------------
    END OF YEAR                   $433,983,525     $30,874,121      $5,044,091      $86,110,936    $54,972,080      $244,396,117
                                  ============     ===========      ==========      ===========    ===========      ============


                                              FUNDS
                                   ---------------------------
                                       SPECIAL
                                    DISTRIBUTION       LOAN
                                   -------------    ----------
INVESTMENT INCOME:
  Dividends                        $        -       $       -
  Interest                             475,696              -
                                   -----------      ----------
                                       475,696              -

ADD (DEDUCT)-

NET REALIZED GAIN (LOSS)
  ON ASSETS SOLD OR DISTRIBUTED             -               -

UNREALIZED APPRECIATION
  (DEPRECIATION) OF ASSETS                  -               -

ROLLOVER CONTRIBUTIONS                      -               -

DEPOSITS BY PARTICIPANTS                    -               -

CONTRIBUTIONS BY GENERAL
  DYNAMICS CORPORATION                  (2,498)             -

LOAN REPAYMENTS                             -         (880,121)

LOANS ISSUED                           (60,495)      1,219,800

TRANSFER BETWEEN
  INVESTMENT FUNDS                    (411,562)             -

DISTRIBUTIONS TO
  WITHDRAWN PARTICIPANTS            (2,623,171)       (253,011)

PLAN EXPENSES                          (24,114)             -
                                   -----------      ----------

NET INCREASE (DECREASE)             (2,646,144)         86,668

NET ASSETS AVAILABLE
  FOR BENEFITS:
    BEGINNING OF YEAR               13,138,995       2,006,661
                                   -----------      ----------
    END OF YEAR                    $10,492,851      $2,093,329
                                   ===========      ==========

The accompanying notes are an integral part of these financial statements.

                         GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN
           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                     FOR THE YEAR ENDED DECEMBER 31, 1993


                                                                                                    FUNDS
                                                  -------------------------------------------------------------------------------
                                                           COMPANY STOCK
                                                   -------------------------------
                                                   PARTICIPANT-    NON-PARTICIPANT-  GOVERNMENT     DIVERSIFIED     FIXED INCOME
                                      TOTAL         DIRECTED          DIRECTED         BONDS         PORTFOLIO
                                  ------------     -----------    ---------------   ------------   -------------   --------------
INVESTMENT INCOME:
    Dividends                     $  2,647,499     $ 1,216,585      $  60,048       $        -     $  1,370,866     $       -
    Interest                        25,879,854          11,480            567          7,107,127         81,587       18,303,014
                                  ------------     -----------      ----------      -----------    -----------      ------------
                                    28,527,353       1,228,065         60,615          7,107,127      1,452,453       18,303,014

ADD (DEDUCT)-

NET REALIZED GAIN (LOSS)
  ON ASSETS SOLD OR DISTRIBUTED     13,037,470       5,971,162        294,723            595,825      5,964,614          312,220

UNREALIZED APPRECIATION
  (DEPRECIATION) OF ASSETS          (3,141,822)       (187,116)        (9,236)        (1,733,034)    (1,275,288)          25,437

NET GAIN FROM SPECIAL
  DISTRIBUTION                      11,540,776      10,876,027        664,749                --             --               --

ROLLOVER CONTRIBUTIONS                  88,361           3,863            -               21,327         16,263           46,908

DEPOSITS BY PARTICIPANTS            21,841,260       2,070,694            -            4,766,463      3,414,547       11,589,556

CONTRIBUTIONS BY GENERAL
  DYNAMICS CORPORATION              10,270,665         767,385      1,797,972          1,971,525      1,285,001        4,468,678

LOAN REPAYMENTS                         66,682         200,170            128            107,496        120,828          278,207

LOANS ISSUED                               -           (17,764)            -            (301,013)      (312,236)        (594,309)

TRANSFER BETWEEN
  INVESTMENT FUNDS                         -       (21,143,690)    (1,221,252)        (2,865,334)     4,026,893        8,846,915

DISTRIBUTIONS TO WITHDRAWN
  PARTICIPANTS                    (104,323,188)    (10,140,033)      (556,674)       (32,763,568)   (14,228,252)     (44,266,940)

PLAN EXPENSES                       (1,989,158)       (148,984)            -            (523,486)      (546,693)        (734,358)
                                  ------------     -----------      ----------      ------------   ------------     ------------

NET INCREASE (DECREASE)            (24,081,601)    (10,520,221)      1,031,025       (23,616,672)       (81,870)      (1,724,672)

NET ASSETS AVAILABLE FOR
  BENEFITS:
    BEGINNING OF YEAR              487,242,202      48,203,690       2,945,359       134,650,918     64,371,255      232,756,133
    Transfer of assets from
      the Amended and Restated
      Hourly Employee Investment
      Plan of Cessna Aircraft
      Company                       11,314,559           --               --                --              --        11,314,559
                                  ------------     -----------      ----------      -----------     -----------     ------------
    END OF YEAR                   $474,475,160     $37,683,469      $3,976,384      $111,034,246    $64,289,385     $242,346,020
                                  ============     ===========      ==========      ============    ===========     ============

                                              FUNDS
                                   ---------------------------
                                       SPECIAL
                                    DISTRIBUTION       LOAN
                                   -------------    ----------
INVESTMENT INCOME:
    Dividends                      $        -        $     -
    Interest                           376,079             -
                                   -----------       ----------
                                       376,079             -

ADD (DEDUCT)-

NET REALIZED GAIN (LOSS)
  ON ASSETS SOLD OR DISTRIBUTED       (101,074)            -

UNREALIZED APPRECIATION
  (DEPRECIATION) OF ASSETS              37,415             -

NET GAIN FROM SPECIAL
  DISTRIBUTION                             --             --

ROLLOVER CONTRIBUTIONS                      -              -

DEPOSITS BY PARTICIPANTS                    -              -

CONTRIBUTIONS BY GENERAL
  DYNAMICS CORPORATION                 (19,896)            -

LOAN REPAYMENTS                             -          (640,147)

LOANS ISSUED                          (126,778)       1,352,100

TRANSFER BETWEEN
  INVESTMENT FUNDS                  12,356,468             -

DISTRIBUTIONS TO WITHDRAWN
  PARTICIPANTS                      (2,222,112)        (145,609)

PLAN EXPENSES                          (35,637)            -
                                   -----------       ----------

NET INCREASE (DECREASE)             10,264,465          566,344

NET ASSETS AVAILABLE
  FOR BENEFITS:

    BEGINNING OF YEAR                2,874,530        1,440,317
      Transfer of assets from
        the Amended and Restated
        Hourly Employee Investment
        Plan of Cessna Airrcraft
        Company                           --                --
                                   -----------       ----------
    END OF YEAR                    $13,138,995       $2,006,661
                                   ===========       ==========

The accompanying notes are an integral part of these financial statements.

                         GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN
           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                     FOR THE YEAR ENDED DECEMBER 31, 1992

                                                                                                    FUNDS
                                                  -----------------------------------------------------------------------------
                                                           COMPANY STOCK
                                                   ------------------------------
                                                   PARTICIPANT-   NON-PARTICIPANT- GOVERNMENT     DIVERSIFIED     FIXED INCOME
                                      TOTAL         DIRECTED         DIRECTED        BONDS         PORTFOLIO
                                  ------------     -----------   ---------------  ------------   -------------   --------------
INVESTMENT INCOME:
    Dividends                     $  2,664,877      $1,016,640     $   34,140     $      -       $ 1,614,097     $        -
    Interest                        30,969,032          28,332            995      10,121,555        105,439       20,599,427
                                  ------------      ----------     ----------     -----------    -----------     ------------
                                    33,633,909       1,044,972         35,135      10,121,555      1,719,536       20,599,427

ADD (DEDUCT)-

NET REALIZED GAIN ON
  ASSETS SOLD OR DISTRIBUTED        24,183,086      16,729,450        561,557         761,461      5,165,811          948,872

UNREALIZED APPRECIATION
  (DEPRECIATION) OF ASSETS          10,017,893      11,876,496        398,624      (2,178,395)       212,392         (277,571)

ROLLOVER CONTRIBUTIONS                  26,682             --              -              --            --             26,682

DEPOSITS BY PARTICIPANTS            41,303,177       3,327,685             -       10,435,832      5,501,695       22,037,965

CONTRIBUTIONS BY GENERAL
  DYNAMICS CORPORATION              19,261,285       1,143,005      3,087,137       4,404,856      2,120,130        8,511,342

LOAN REPAYMENTS                         29,020          84,446             --          42,674         54,264          100,059

LOANS ISSUED                               -           (76,187)            -         (553,391)      (419,888)        (800,765)

TRANSFER BETWEEN INVESTMENT
  FUNDS                                    -       (16,283,930)      (483,446)        561,037      2,921,812        9,320,781

DISTRIBUTIONS TO WITHDRAWN
  PARTICIPANTS                    (105,441,723)    (13,939,592)      (653,648)    (31,918,152)   (14,513,455)     (43,183,340)

PLAN EXPENSES                       (2,018,243)       (194,168)            -         (633,683)      (325,512)        (855,996)
                                  ------------      ----------     ----------     -----------    -----------     ------------

NET INCREASE (DECREASE)             20,995,086       3,712,177      2,945,359      (8,956,206)     2,436,785       16,427,456

NET ASSETS AVAILABLE
  FOR BENEFITS:

    BEGINNING OF YEAR              470,419,780      44,708,631            --      144,301,418     62,611,178      218,798,553
      Transfer of assets to
        Computer Sciences
        Corporation Savings Plan    (4,172,664)       (217,118)          --          (694,294)      (676,708)      (2,469,876)
                                  ------------      ----------     ----------     -----------    -----------     ------------
    END OF YEAR                   $487,242,202     $48,203,690     $2,945,359    $134,650,918    $64,371,255     $232,756,133
                                  ============      ==========     ==========    ============    ===========    =============


                                              FUNDS
                                   ---------------------------
                                       SPECIAL
                                    DISTRIBUTION       LOAN
                                   -------------    ----------
INVESTMENT INCOME:
    Dividends                      $         -      $        -
    Interest                           113,284               -
                                  ------------      -----------
                                       113,284               -

ADD (DEDUCT)-

NET REALIZED GAIN (LOSS) ON
  ASSETS SOLD OR DISTRIBUTED            15,935               -

UNREALIZED APPRECIATION
  (DEPRECIATION) OF ASSETS             (13,653)              -

ROLLOVER CONTRIBUTIONS                      -                -

DEPOSITS BY PARTICIPANTS                    -                -

CONTRIBUTIONS BY GENERAL
  DYNAMICS CORPORATION                  (5,185)              -

LOAN REPAYMENTS                             -          (252,423)

LOANS ISSUED                           (48,869)       1,899,100

TRANSFER BETWEEN INVESTMENT
  FUNDS                              3,963,746               -

DISTRIBUTIONS TO WITHDRAWN
  PARTICIPANTS                      (1,027,176)        (206,360)

PLAN EXPENSES                           (8,884)              -
                                  ------------      -----------

NET INCREASE (DECREASE)              2,989,198        1,440,317

NET ASSETS AVAILABLE
  FOR BENEFITS:

    BEGINNING OF YEAR                      --               --
      Transfer of assets to
        Computer Sciences
        Corporation Savings Plan      (114,668)             --
                                  ------------      -----------
    END OF YEAR                     $2,874,530       $1,440,317
                                  ============      ===========

The accompanying notes are an intregral part of these financial statements.

                                                                      SCHEDULE I




                         GENERAL DYNAMICS CORPORATION

              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLANS










                     COMBINED STATEMENT OF INVESTMENTS OF
                              MASTER TRUST FUNDS




                             AT DECEMBER 31, 1994

                                                                      SCHEDULE I
                                                                    PAGE 1 OF 13


                         GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLANS

                              COMPANY STOCK FUND
            COMBINED STATEMENT OF INVESTMENTS OF MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1994


                                              NUMBER OF                      QUOTED MARKET
                                               SHARES           COST             VALUE
                                           -------------   --------------   ---------------
COMPANY STOCK FUND:
    Investment in common stock of
      General Dynamics Corporation          6,373,621       $154,543,157    $277,252,533
                                           ==========       ============    ============
PROPORTIONATE INTEREST                        828,654       $ 23,060,674   $  36,046,477
                                           ==========       ============    ============
    Loans Receivable                              N/A       $ 30,247,352   $  30,247,352
                                                            ============    ============
PROPORTIONATE INTEREST                            N/A       $  1,999,715   $   1,999,715
                                                            ============    ============


                                                                      SCHEDULE I
                                                                    PAGE 2 OF 13


                         GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLANS


                             GOVERNMENT BONDS FUND
            COMBINED STATEMENT OF INVESTMENTS OF MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1994


                                                                   NUMBER OF
                                                                   SHARES OR                     QUOTED
                                                                   PRINCIPAL                     MARKET
                                                                    AMOUNT          COST          VALUE
                                                                  ----------     ----------    ------------
GOVERNMENT BONDS FUND:
    U.S. Treasury Notes
       U.S. Treasury Notes 4.25% due January 31, 1995               9,900,000    $ 9,992,039   $  9,892,278
       U.S. Treasury Notes 5.50% due February 15, 1995              6,500,000      6,552,474      6,498,960
       U.S. Treasury Notes 5.125% due March 31, 1996                8,000,000      7,938,438      7,776,240
       U.S. Treasury Notes 7.625% due April 30, 1996               13,000,000     13,026,406     13,022,360
       U.S. Treasury Notes 4.25% due May 15, 1996                  15,000,000     14,645,312     14,376,600
       U.S. Treasury Notes 6.00% due June 30, 1996                  7,000,000      6,849,063      6,849,080
       U.S. Treasury Notes 6.125% due July 31, 1996                 5,000,000      4,893,750      4,892,200
       U.S. Treasury Notes 6.25% due August 31, 1996                7,100,000      6,951,344      6,950,261
       U.S. Treasury Notes 7.00% due September 30, 1996             7,100,000      7,031,219      7,029,000
       U.S. Treasury Notes 6.875% due October 31, 1996             14,000,000     13,842,500     13,811,840
       U.S. Treasury Notes 6.50% due November 30, 1996             11,600,000     11,386,125     11,358,952
       U.S. Treasury Notes 6.125% due December 31, 1996             8,600,000      8,383,656      8,362,124
       U.S. Treasury Notes 6.25% due January 31, 1997              11,200,000     10,917,375     10,897,264
       U.S. Treasury Notes 6.75% due February 28, 1997              2,500,000      2,456,836      2,450,775
       U.S. Treasury Notes 6.875% due March 31, 1997                4,800,000      4,725,750      4,712,976
       U.S. Treasury Notes 6.875% due April 30, 1997               11,000,000     11,184,950     10,797,160
       U.S. Treasury Notes 6.75% due May 31, 1997                   5,100,000      4,991,226      4,986,066
       U.S. Treasury Notes 6.375% due June 30, 1997                 4,800,000      4,657,500      4,652,256
       U.S. Treasury Notes 5.50% due July 31, 1997                  7,900,000      7,490,805      7,479,088
       U.S. Treasury Notes 5.625% due August 31, 1997               5,100,000      4,843,008      4,837,044
       U.S. Treasury Notes 5.50% due September 30, 1997             2,900,000      2,740,953      2,737,339
       U.S. Treasury Notes 5.75% due October 31, 1997               7,600,000      7,217,625      7,204,572
       U.S. Treasury Notes 6.00% due November 30, 1997              7,100,000      6,777,726      6,770,489
       U.S. Treasury Notes 6.00% due December 31, 1997              5,200,000      4,960,312      4,954,612
       U.S. Treasury Notes 5.625% due January 31, 1998              3,000,000      2,824,453      2,818,110
                                                                                ------------   ------------
               Total U.S. Treasury Notes                                         187,280,845    186,117,646
                                                                                ------------   ------------
    U.S. Treasury Bonds
       U.S. Treasury Bond 4.25% due July 31, 1995                   9,900,000      9,993,973      9,757,638
       U.S. Treasury Bond 7.875% due July 31, 1996                  7,000,000      7,317,187      7,028,420
       U.S. Treasury Bond 7.25% due May 15, 2016                    5,000,000      5,182,551      4,623,450
                                                                                ------------   ------------
                      Total U.S. Treasury Bonds                                   22,493,711     21,409,508
                                                                                ------------   ------------
    Temporary Investments
       The Northern Trust Company
         Collective Short-Term Investment Fund                      8,788,891      8,788,891      8,788,891
                                                                                ------------   ------------

INCOME RECEIVABLE                                                                  3,805,943      3,805,943
                                                                                ------------   ------------
TOTAL GOVERNMENT BONDS FUND                                                     $222,369,390   $220,121,988
                                                                                ============   ============
PROPORTIONATE INTEREST                                                          $ 87,173,680   $ 87,483,279
                                                                                ============   ============


                                                                      SCHEDULE I
                                                                    PAGE 3 OF 13

                          GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLANS


                          DIVERSIFIED PORTFOLIO FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1994


                                                         NUMBER OF
                                                         SHARES OR                       QUOTED
                                                         PRINCIPAL                       MARKET
                                                          AMOUNT           COST           VALUE
                                                        ----------      ----------     ------------
COMMON STOCKS:
    Aerospace:
       Allied Signal Incorporated                          65,900     $  1,855,932    $   2,240,600
       Coltec Industry Incorporated                        15,400          286,433          263,725
       Lockheed Martin Corporation                          1,800           87,125           88,351
       Loral Corporation                                    1,200           46,956           45,450
       McDonnell Douglas Corporation                        2,700          312,421          383,400
       Raytheon Company                                     5,300          238,218          338,537
       Rockwell International Corporation                   7,600          198,131          271,700
                                                                        ----------       ----------
               Total                                                     3,025,216        3,631,763
                                                                        ----------       ----------
    Airlines:
       AMR Corporation                                     45,200        2,593,919        2,406,900
       ADR British Airways PLC                             45,500        2,790,748        2,576,437
       KLM Royal Dutch Airlines                            18,000          488,931          441,000
       Northwest Airlines Corporation                      86,900        1,550,671        1,368,675
       Southwest Airlines  Company                         94,700        2,627,694        1,586,225
       UAL Corporation                                     55,050        4,974,560        4,809,994
                                                                        ----------       ----------
               Total                                                    15,026,523       13,189,231
                                                                        ----------       ----------
    Automotive:
       Chrysler Corporation                               138,200        7,250,410        6,771,800
       Ford Motor Company                                 187,700        5,239,017        5,232,138
       General Motors Corporation                         150,900        7,190,557        6,356,662
       Modine Manufacturing Company                        10,200          285,225          293,250
                                                                        ----------       ----------
               Total                                                    19,965,209       18,653,850
                                                                        ----------       ----------
    Building:
       Fluor Corporation                                   12,000          529,440          517,500
       Masco Corporation                                    6,200          165,153          140,275
                                                                        ----------       ----------
               Total                                                       694,593          657,775
                                                                        ----------       ----------
    Chemicals:
       Avery Dennison Corporation                          10,000          327,450          355,000
       Dow Chemical Company                                60,000        4,391,070        4,035,000
       DuPont, (E.I.) DeNemours & Company                 184,800       10,561,522       10,371,900


                                                                      SCHEDULE I
                                                                    PAGE 4 OF 13


                          GENERAL DYNAMICS CORPORATION
                 HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT


                          DIVERSIFIED PORTFOLIO FUND
               COMBINED STATEMENT OF INVESTMENTS IN MASTER FUNDS
                            AS OF DECEMBER 31, 1994

                                                         NUMBER OF
                                                         SHARES OR                       QUOTED
                                                         PRINCIPAL                       MARKET
                                                          AMOUNT           COST           VALUE
                                                        ----------      ----------     ------------
       Hercules, Incorporated                             6,400       $    662,174    $     738,400
       Lyondell Petrochemical Company                    10,000            274,700          258,750
       Monsanto Company                                  22,400          1,765,727        1,579,200
       Tyco International Unlimited                       1,500             49,394           71,250
       Union Carbide Corporation                         22,776            558,356          555,189
                                                                        ----------       ----------
               Total                                                    18,590,393       17,964,689
                                                                        ----------       ----------
    Consumer Goods:
       American Brands, Incorporated                     28,000            958,860        1,050,000
       Archer-Daniels-Midland Company                    15,000            234,392          309,375
       Avon Products Incorporated                        33,700          2,058,591        2,013,575
       Black & Decker Corporation                        15,800            310,463          375,250
       Circus Circus Enterprises
         Incorporated                                     2,800             61,207           64,750
       Coca Cola Company                                134,800          6,278,788        6,942,200
       Con Agra Incorporated                             30,000            929,225          937,500
       CPC International Incorporated                    33,400          1,607,806        1,778,550
       Crown Cork & Seal Company                         14,100            505,038          532,275
       General Mills Incorporated                        15,300            857,907          874,013
       Gillette Company                                  36,200          2,490,974        2,710,475
       H.J. Heinz Company                                2,000              74,405           73,500
       IBP                                               25,000            746,485          756,250
       Kellogg Company                                   24,700          1,355,010        1,435,687
       McDonalds Corporation                             10,000            296,910          292,500
       Pepsico, Incorporated                             72,000          2,541,849        2,610,000
       Philip Morris Companies Incorporated             162,100          9,073,020        9,320,750
       Procter & Gamble Company                          61,100          3,312,310        3,788,200
       Ralston-Ralston Purina Group                      15,000            620,625          669,375
       V.F. Corporation                                  14,700            724,982          714,787
                                                                        ----------       ----------
               Total                                                    35,038,847       37,249,012
                                                                        ----------       ----------
    Electronics:
       General Electric Company                          91,600          4,316,378        4,671,600
       Sybase Incorporated                                  300             14,100           15,600
       TSL Holdings Incorporated                            330                -                 10
                                                                        ----------       ----------
               Total                                                     4,330,478        4,687,210
                                                                        ----------       ----------
    Energy:
       Amoco Corporation                                 30,000          1,781,974        1,773,750
       Ashland Incorporated                              12,000            403,440          414,000


                                                                      SCHEDULE I
                                                                    PAGE 5 OF 13

                          GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLANS


                          DIVERSIFIED PORTFOLIO FUND
               COMBINED STATEMENT OF INVESTMENTS IN MASTER FUNDS
                            AS OF DECEMBER 31, 1994



                                                         NUMBER OF
                                                         SHARES OR                       QUOTED
                                                         PRINCIPAL                       MARKET
                                                          AMOUNT           COST           VALUE
                                                        ----------      ----------     ------------
       Chevron Corporation                                 2,300       $    96,813   $      102,638
       Enron Corporation                                  38,100         1,174,015        1,162,050
       Exxon Corporation                                  80,900         4,913,694        4,914,675
       Freeport McMoran Incorporated                      28,000           457,375          497,000
       Mobil Corporation                                  40,900         3,462,789        3,445,825
       Occidental Petroleum Corporation                   89,000         1,793,361        1,713,250
       Orynx Energy Company                               37,100           542,434          440,563
       Phillips Petroleum Company                         20,000           674,900          655,000
       Pittston ServicesGroup                             11,000           310,070          288,750
       Royal Dutch Petroleum Company                      14,000         1,345,770        1,508,500
       Schlumberger Limited                               40,900         2,443,135        2,060,338
       Smith International, Incorporated                  30,000           521,100          370,320
       Texaco Incorporated                                25,300         1,557,717        1,514,837
       Union Tex Tete Holdings Incorporated               12,000           230,940          249,000
                                                                        ----------       ----------
               Total                                                    21,709,527       21,110,496
                                                                        ----------       ----------
    Financial Services and Insurance:
       AFLAC Incorporated                                 14,000           463,680          448,000
       AMBAC Incorporated                                 28,300         1,107,653        1,054,175
       American Express Company                           80,000         2,144,948        2,360,000
       American General Corporation                       28,000           811,860          791,000
       American International Group
         Incorporated                                      6,400           542,371          627,200
       Bank America Corporation                           45,800         2,128,896        1,809,100
       Banker's Trust New York Corporation                18,900         1,347,693        1,046,587
       Beneficial Corporation                              7,000           277,540          273,000
       Central Fidelity Banks, Incorporated                1,500            39,551           36,375
       Chase Manhattan Corporation                        66,000         2,284,020        2,268,750
       CIGNA Corporation                                  24,000         1,484,880        1,527,000
       Citicorp                                           80,400         3,167,552        3,326,550
       Corestates Financial Corporation                    2,700            71,178           70,200
       Dean Witter Discover &  Company                    54,900         2,099,607        1,859,738
       Federal National Mortgage
         Association                                      98,700         7,304,483        7,192,763
       FHLMC                                              22,000         1,144,442        1,111,000
       First Bank Systems, Incorporated                  105,800         3,433,553        3,512,876
       First Commerce Corporation                          9,300           246,137          204,600


                                                                      SCHEDULE I
                                                                    PAGE 6 OF 13

                          GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLANS


                          DIVERSIFIED PORTFOLIO FUND
              COMBINED STATEMENT OF INVESTMENTS IN MASTER FUNDS
                           AS OF DECEMBER 31, 1994


                                                         NUMBER OF
                                                         SHARES OR                       QUOTED
                                                         PRINCIPAL                       MARKET
                                                          AMOUNT           COST           VALUE
                                                        ----------      ----------     ------------
       First Interstate Bancorp                            31,000     $  2,499,785  $     2,096,375
       First Union Corporation                              9,600          389,136          397,200
       Firstar Corporation                                 20,700          613,933          556,313
       Fleet Financial Group Incorporated                  32,400        1,099,276        1,048,950
       Great Western Financial Corporation                 48,100          861,489          769,600
       Household International Incorporated                23,000          872,390          853,875
       MBNA Corporation                                    73,100        1,776,172        1,708,713
       Merrill Lynch & Company                            181,000        5,848,615        6,470,750
       Morgan Stanley Group Incorporated                   28,300        1,692,602        1,669,700
       Nationsbank Corporation                             75,100        3,703,510        3,388,888
       Northern Trust Corporation                           1,200           44,305           42,000
       Norwest Corporation                                283,800        6,336,041        6,633,825
       Progressive Corporation                             56,300        2,305,634        1,970,500
       Providian Corporation                               17,100          610,804          527,962
       Republic NewYork Corporation                         2,500          115,467          113,125
       Salomon Incorporated                                 2,000           74,760           75,000
       Schwab Charles Corporation                             500           13,761           17,438
       Shawmut National Corporation                         6,300          116,928          103,162
       St. Paul Companies Incorporated                     18,000          760,040          805,500
       Travelers Incorporated                              11,552          445,580          373,996
       UNUM Corporation                                    31,400        1,391,390        1,185,350
       Washington Mutual Incorporated                      20,700          381,200          349,313
       Wells Fargo & Company                               11,000        1,636,945        1,595,000
       Wilmington Trust Corporation                        23,200          638,714          527,800
                                                                        ----------       ----------
               Total                                                    64,328,521       62,799,249
                                                                        ----------       ----------
    Health Care:
       Abbott Laboratories                                 60,700        1,553,145        1,980,338
       Bausch & Lomb, Incorporated                         14,000          482,105          474,250
       Baxter International Incorporated                   55,000        1,535,805        1,553,750
       Becton, Dickinson and Company                       15,000          739,980          720,000
       Columbia/HCA Healthcare Corporation                 43,300        1,596,000        1,580,450
       Health Management Associates
         Incorporated                                      12,700          300,103          317,500
       Humana Incorporated                                 45,800        1,021,896        1,036,225
       Johnson & Johnson                                   14,000          757,765          766,500


                                                                      SCHEDULE I
                                                                    PAGE 7 OF 13

                         GENERAL DYNAMICS CORPORATION
             HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLANS


                          DIVERSIFIED PORTFOLIO FUND
              COMBINED STATEMENT OF INVESTMENTS IN MASTER FUNDS
                           AS OF DECEMBER 31, 1994


                                                         NUMBER OF
                                                         SHARES OR                       QUOTED
                                                         PRINCIPAL                       MARKET
                                                          AMOUNT           COST           VALUE
                                                        ----------      ----------     ------------
       Manor Care, Incorporated                             11,600    $    314,199  $      317,550
       Millipore Corporation                                14,000         733,152         677,250
       United Healthcare Corporation                       139,100       4,269,986       6,276,887
       U.S. Healthcare Corporation                          29,300       1,113,517       1,208,625
                                                                        ----------      ----------
               Total                                                    14,417,653      16,909,325
                                                                        ----------      ----------
    Leisure Time & Communications:
       Boyd Gaming Corporation                              17,400         256,795         187,050
       Capital Cities, ABC, Incorporated                    20,000       1,440,010       1,705,000
       CBS Incorporated                                     19,000       1,076,830       1,049,750
       Comcast Corporation                                  83,350       1,500,090       1,307,510
       Mirage Resorts Incorporated                          61,550       1,260,413       1,261,775
       Philippine Long Distance Telephone
         Company                                             4,000         263,020         220,500
       Tele-Communications, Incorporated                    89,400       1,828,708       1,944,450
       VIACOM Incorporated-A                                 6,840         229,656         284,715
       VIACOM Incorporated-B                                80,424       2,776,674       3,277,277
       VIACOM IncorporatedVariable                         435,200         829,833         489,600
                                                                        ----------      ----------
               Total                                                    11,462,029      11,727,627
                                                                        ----------      ----------
    Machinery:
       Caterpillar Incorporated                             42,000       2,319,186       2,315,250
       Cooper Industries, Incorporated                      51,700       2,282,560       1,757,800
       Cummins Engine Company                               10,000         446,200         452,500
       Deere & Company                                      53,300       3,599,512       3,531,125
       Eaton Corporation                                    18,000         947,100         891,000
       FGN Astra ABA-F                                      37,500         738,015         967,950
       ITT Corporation                                      14,000       1,131,206       1,240,750
                                                                        ----------      ----------
               Total                                                    11,463,779      11,156,375
                                                                        ----------      ----------
    Merchandising:
       Best Buy, Incorporated                               40,600       1,173,733       1,268,750
       Charming Shoppes, Incorporated                       12,100         105,719          80,162
       Dayton-Hudson Corporation                            26,000       2,083,120       1,839,500
       Fruit of the Loom-A                                   7,400         195,685         199,800
       Home Depot Incorporated                              20,500         865,604         943,000
       Kohls Corporation                                    36,100       1,762,266       1,434,975
       Limited Incorporated                                111,400       2,412,879       2,019,125


                                                                      SCHEDULE I
                                                                    PAGE 8 OF 13

                          GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLANS


                          DIVERSIFIED PORTFOLIO FUND
               COMBINED STATEMENT OF INVESTMENTS IN MASTER FUNDS
                            AS OF DECEMBER 31, 1994



                                                          NUMBER OF
                                                          SHARES OR                      QUOTED
                                                          PRINCIPAL                      MARKET
                                                           AMOUNT          COST           VALUE
                                                        ------------    ----------     ------------
       Melville Corporation                                   57,400  $   2,430,507  $    1,772,225
       Sears, Roebuck and Company                              5,000        246,225         230,000
       TJXCOS Incorporated                                    60,400      1,156,992         943,750
       Wal-Mart Stores, Incorporated                          11,700        308,647         248,625
                                                                         ----------      ----------
               Total                                                     12,741,377      10,979,912
                                                                         ----------      ----------
    Metals:
       Allegheny Ludlum Corporation                           20,700        426,511         388,125
       Bethlehem Steel Corporation                           164,500      3,567,848       2,961,000
       Freeport McMoran Copper & Gold
         Incorporated                                         25,550        523,415         542,937
       Inco Unlimited                                         32,000        811,424         916,000
       LTV Corporation                                        63,700      1,153,327       1,051,050
       NUCOR Corportion                                       20,700      1,392,072       1,146,263
       Phelps Dodge Corporation                               19,000      1,155,347       1,175,625
       Reynolds Metals Company                                18,800        914,413         921,200
                                                                         ----------      ----------
               Total                                                      9,944,357       9,102,200
                                                                         ----------      ----------
    Miscellaneous:
       Albermarle Corporation                                  8,900        122,854         123,488
       Illinova Corporation                                    4,100         84,671          89,560
       Northcorp Realty Advisors Incorporated                    849           -                531
       Omnicom Group Incorporated                              3,000        156,999         155,250
       Owens Corning Fiberglass Corporation                    3,300        136,906         105,187
                                                                         ----------      ----------
               Total                                                        501,430         474,016
                                                                         ----------      ----------
    Office Equipment:
       International Business Machines
         Corporation                                          28,400      1,891,778       2,087,400
       Microsoft Corporation                                  11,200        617,247         684,600
       Novell Incorporated                                    74,900      1,598,728       1,282,663
       Quantum Corporation                                    48,500        720,603         733,562
                                                                         ----------      ----------
               Total                                                      4,828,356       4,788,225
                                                                         ----------      ----------
    Pharmaceuticals:
       Alza Corporation                                       57,100      1,512,182       1,027,800
       American Home Products Corporation                     36,200      2,158,938       2,271,550
       Bristol Myers Squibb Company                           31,000      1,787,480       1,794,125
       Gensia Incorporated                                     8,500        268,940          36,125
       Marion Merrell Dow Incorporated                        56,000      1,321,092       1,141,000
       Merck & Company, Incorporated                          48,200      1,481,835       1,837,625


                                                                      SCHEDULE I
                                                                    PAGE 9 OF 13

                          GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLANS


                          DIVERSIFIED PORTFOLIO FUND
               COMBINED STATEMENT OF INVESTMENTS IN MASTER FUNDS
                            AS OF DECEMBER 31, 1994



                                                         NUMBER OF
                                                         SHARES OR                       QUOTED
                                                         PRINCIPAL                       MARKET
                                                          AMOUNT           COST           VALUE
                                                        ----------      ----------     ------------
       Pfizer Incorporated                                    500     $     38,265  $        38,625
       Schering-Plough Corporation                         51,000        3,757,986        3,774,000
       UPJOHN Company                                      51,000        1,608,630        1,568,250
                                                                        ----------       ----------
               Total                                                    13,935,348       13,489,100
                                                                        ----------       ----------
    Printing, Publishing and Paper:
       Donnelley, R.R., & Sons Company                      8,700          250,248          256,650
       Champion International Corporation                  13,800          437,796          503,700
       Georgia-Pacific Corporation                         21,500        1,421,903        1,537,250
       International Paper Company                         21,600        1,699,789        1,628,100
       Kimberly-Clark Corporation                          34,000        1,708,330        1,712,750
       Scott Paper Company                                 17,000        1,078,784        1,175,125
       Westvaco Corporation                                 9,000          328,332          353,250
                                                                        ----------       ----------
               Total                                                     6,925,182        7,166,825
                                                                        ----------       ----------
    Railroads:
       CSX Corporation                                      3,400          256,767          236,725
       Canadian Pacific Unlimited                          24,000          418,104          360,000
       Conrail Incorporated                                36,000        1,906,223        1,818,000
       Southern Pacific Rail Corporation                   38,700          663,760          701,438
       Union Pacific Corporation                           29,000        1,623,443        1,315,875
                                                                        ----------       ----------
               Total                                                     4,868,297        4,432,038
                                                                        ----------       ----------
    Rubber:
       Cooper Tire & Rubber Company                        15,500          368,072          366,187
       Goodyear Tire & Rubber Company                       8,100          308,119          272,363
                                                                        ----------       ----------
               Total                                                       676,191          638,550
                                                                        ----------       ----------
    Service Industries:
       Chemical Waste Management
         Incorporated                                      40,100          718,413          375,938
       Federal Express Corporation                         24,000        1,480,522        1,446,000
       Health Care & Retirement Corporation                 9,000          232,032          271,125
       Manpower Incorporated                               11,000          321,360          309,375
       National Services Industries,
         Incorporated                                       6,900          185,595          176,811
       Service Corporation International                   76,000        1,923,983        2,109,000
       SPS Transactions Services
         Incorporated                                       8,700          242,046          228,375
       Walt Disney Company                                 63,100        2,688,784        2,902,600
       Wheelabrator Technologies
         Incorporated                                       8,600          129,043          126,850
                                                                        ----------       ----------
               Total                                                     7,921,778        7,946,074
                                                                        ----------       ----------


                                                                      SCHEDULE I
                                                                   PAGE 10 OF 13

                          GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLANS


                          DIVERSIFIED PORTFOLIO FUND
               COMBINED STATEMENT OF INVESTMENTS IN MASTER FUNDS
                            AS OF DECEMBER 31, 1994



                                                         NUMBER OF
                                                         SHARES OR                       QUOTED
                                                         PRINCIPAL                       MARKET
                                                          AMOUNT           COST           VALUE
                                                        ----------      ----------     ------------
    Technology:
       Autodesk Incorporated                                10,500    $    264,588  $       416,063
       Compaq Computer Corporation                         129,800       4,508,585        5,127,100
       General Signal Corporation                            5,300         174,005          168,937
       Hewlett-Packard Company                              15,000       1,155,800        1,498,125
       Intel Corporation                                   134,700       6,555,267        8,603,962
       Intuit                                                5,400         193,738          360,450
       Micron Technology, Incorporated                      13,000         530,738          573,625
       Motorola Incorporated                                49,400       1,928,050        2,865,200
       Northern Telecom Limited                             14,600         420,691          487,275
       Oracle Systems Corporation                            3,200         141,200          141,200
       Premier Industrial Corporation                        2,700          68,880           63,788
       Silicon Graphics Incorporated                         2,300          75,582           71,659
       Xerox Corporation                                     8,000         862,410          792,000
       Xilinx Incorporated                                   3,700         144,713          219,225
                                                                        ----------       ----------
               Total                                                    17,024,247       21,388,609
                                                                        ----------       ----------
    Utilities:
       ADR Telefonos DeMex SA                               15,200         775,448          623,200
       Airtouch Communication Incorporated                  65,300       1,839,574        1,901,863
       Allegheny Power System Incorporated                   9,500         195,067          206,625
       American Electric Power Company                      12,000         396,060          394,500
       Ameritech Corporation                                50,000       2,032,956        2,018,750
       AT&T Corporation                                     83,700       4,190,258        4,205,925
       Bell Atlantic Corporation                            12,000         654,188          597,000
       Bell South Corporation                               46,100       2,528,848        2,495,162
       Entergy Corporation                                  46,900       1,158,742        1,025,937
       FPL Group Incorporated                                4,900         141,314          172,113
       Global Marine Incorporated                           56,800         235,751          205,900
       GTE Corporation                                      62,200       2,179,673        1,889,325
       Long Island Lighting Company                         30,000         476,100          461,250
       MCI Communications Corporation                       92,600       1,962,927        1,701,525
       Pacific Telesis Group                                66,000       2,030,713        1,881,000
       Potomac Electric Power Company                        6,300         121,000          115,763


                                                                      SCHEDULE I
                                                                   PAGE 11 OF 13

                          GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLANS


                          DIVERSIFIED PORTFOLIO FUND
               COMBINED STATEMENT OF INVESTMENTS IN MASTER FUNDS
                            AS OF DECEMBER 31, 1994

                                                         NUMBER OF
                                                         SHARES OR                       QUOTED
                                                         PRINCIPAL                       MARKET
                                                          AMOUNT           COST           VALUE
                                                        ----------      ----------     ------------
       SCE Corporation                                      4,100     $     55,886    $      59,963
       Sprint Corporation                                   4,000          130,194          110,500
       Texas Utilities Company                              3,800          140,285          121,600
       US West                                             40,400        1,516,229        1,439,250
       Williams Company Incorporated                       20,000          602,760          502,500
                                                                      ------------     ------------
               Total                                                    23,363,973       22,129,651
                                                                      ------------     ------------
               Total common stocks                                    $322,783,304     $322,271,802
                                                                      ============     ============
TEMPORARY INVESTMENTS:

       The Northern Trust Company
         Collective Short-Term Investment
         Fund                                          16,020,702       16,020,702       16,020,702
       Tandon Computer Purchase Coupon                      5,248            -                1,837
                                                                      ------------     ------------
               Total Temporary Investments                            $ 16,020,702     $ 16,022,539
                                                                      ============     ============
INCOME RECEIVABLE                                                          768,091          768,090
                                                                      ------------     ------------
TOTAL DIVERSIFIED PORTFOLIO FUND                                      $339,572,097     $339,062,431
                                                                      ============     ============
PROPORTIONATE INTEREST                                                $ 51,716,800     $ 55,704,485
                                                                      ============     ============

                                                                      SCHEDULE I
                                                                   PAGE 12 OF 13

                          GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLANS


                               FIXED INCOME FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1994



                                                 INTEREST RATE
                                                     AS OF
                                                  DECEMBER 31,       MATURITY       CONTRACT
                                                      1994             DATE           VALUE
                                                 --------------     ---------    --------------
INSURANCE CONTRACTS:
    Aetna Life and Casualty Company                   10.00%          1/3/00     $   84,966,785
    Aetna Life and Casualty Company                    7.07%            Open        265,839,242
    Metropolitan Life Insurance Company                7.60%            Open        269,877,856
    Metropolitan Life Insurance Company                VAR.             Open        270,911,042
    The Prudential Insurance Company of America       10.25%           7/5/95        55,597,953
    The Prudential Insurance Company of America        9.92%           5/1/98        83,091,023
    The Prudential Insurance Company of America        9.65%          8/31/00        41,250,835
    The Prudential Insurance Company of America        9.80%          8/31/00        61,904,532
    The Prudential Insurance Company of America        7.28%            Open        271,948,614
    The Travelers Insurance Company                   12.60%           7/1/95       180,605,141
    The Travelers Insurance Company                    9.65%           2/1/96         2,387,103
    The Travelers Insurance Company                    8.15%           2/1/97         3,232,952
    The Travelers Insurance Company                    9.26%           2/1/98         3,005,337
                                                                                 --------------
               Total Insurance Contracts                                          1,594,618,415
                                                                                 --------------

TEMPORARY INVESTMENTS
    The Northern Trust Company
      Collective Short-Term Investment Fund                                           4,474,077
                                                                                 --------------
INCOME RECEIVABLE                                                                        14,255
                                                                                 --------------
TOTAL FIXED INCOME FUND                                                          $1,599,106,747
                                                                                 ==============
PROPORTIONATE INTEREST                                                           $  242,189,530
                                                                                 ==============


                                                                     Schedule I
                                                                  Page 13 of 13


                          GENERAL DYNAMICS CORPORATION
              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLANS


                           SPECIAL DISTRIBUTION FUND
            COMBINED STATEMENT OF INVESTMENTS IN MASTER TRUST FUNDS
                            AS OF DECEMBER 31, 1994


                                         NUMBER OF SHARES                     QUOTED MARKET
                                        OR PRINCIPAL AMOUNT       COST            VALUE
                                       --------------------  -------------  ----------------
SPECIAL DISTRIBUTION FUND:

The Northern Trust Company Collective
  Short-Term Investment Fund                     37,944,719    $37,944,719      $37,944,719
Income Receivable                                                  177,963          177,963
                                                               -----------      -----------
TOTAL SPECIAL DISTRIBUTION FUND                                $38,122,682      $38,122,682
                                                               ===========      ===========
PROPORTIONATE INTEREST                                         $10,583,742      $10,583,742
                                                               ===========      ===========

                         GENERAL DYNAMICS CORPORATION


              HOURLY EMPLOYEES SAVINGS AND STOCK INVESTMENT PLAN
                         NOTES TO FINANCIAL STATEMENTS



1.  INVESTMENT OPTIONS

        The General Dynamics Corporation Hourly Employees Savings and Stock Investment Plan (the "Plan") has eight investment options:

    1) 33-1/3% Government Bonds Fund, 33-1/3% Diversified Portfolio Fund (equity securities of issues other than General Dynamics Corporation) and 33-1/3% Company Stock Fund (General Dynamics Corporation common stock),

    2)  33-1/3% Government Bonds Fund and 66-2/3% Company Stock Fund,

    3)  33-1/3% Government Bonds Fund and 66-2/3% Diversified Portfolio Fund,

    4)  100% Government Bonds Fund,

    5) 33-1/3% Fixed Income Fund (consists primarily of investment contracts with one or more insurance companies which guarantee a minimum rate of return over a specified period) and 66-2/3% Diversified Portfolio Fund,

    6)  33-1/3% Fixed Income Fund and 66-2/3% Company Stock Fund,

    7)  100% Fixed Income Fund or

    8)  100% Company Stock Fund.

        Nonunion hourly and union hourly active or employed inactive participants who are members of unions that have adopted the loan provisions pursuant to collective bargaining agreements are permitted to borrow up to 50% of the vested amount in their accounts in accordance with the specific provisions of the Plan. Participants may repay the loan by regular payroll deductions over a period of up to four years.

        General Dynamics Corporation (the "Company") matches participant contributions at a rate of $.50 for each $1.00 of such participant contributions for most participants under collective bargaining agreements. Both participant and related Company contributions to the Plan were invested in the same investment option.

        Effective April 1, 1991, the Company matching contribution provisions of the Plan were changed to provide that certain plan members not covered by collective bargaining agreements could select a new investment option, Option 8, under which the Company will match participant contributions at a rate of $1.00 for each $1.00 of participant contributions if the participant chooses to invest 100% of the participant's contributions in the Company Stock Fund. Contributions invested in the Company Stock Fund must be held in that fund for five years before becoming eligible for transfer to any other fund. Furthermore, post-March 31, 1991, investments of any sort in the Company Stock Fund may not be withdrawn until they have been held in the Plan for at least five plan years. In addition, for the nonrepresented plan members who do not elect Option 8, the 50% Company matching contribution remains unchanged. All Company matching contributions made after March 31, 1991, will be invested in Company Stock. Any amounts forfeited in accordance with provisions of the Plan are applied to reduce subsequent Company contributions.

        Also, with respect to participants who are eligible for selection of investment Option 8, another series of plan provisions has been added:

    i. Investment fund transfer rules were expanded to allow all plan members to elect one fund transfer per calendar year. Participants may transfer both their contributions and the Company's contributions invested in any fund to any other investment fund, except as follows:

       - transfers may not be made from the Fixed Income Fund,

       - funds may not be transferred into and out of the same investment fund during a transfer, and

       - all investments in Company common stock must be held for five plan years before they may be transferred.

       Transfers from the Company Stock Fund may only be initiated after January 1, 1993 or such other date as may be provided by the applicable collective bargaining agreement.

    ii. In addition, all investments made in the Company Stock Fund after March 31, 1991 (or such other date as provided by the applicable collective bargaining agreement) must be held for five plan years before they may be withdrawn or borrowed.

        All Company matching contributions to the Plan after January 1, 1992 for nonunion participants and union participants who are members of unions that have adopted the Option 8 provisions pursuant to collective bargaining agreements are classified as non-participant-directed investments in the financial statements. All participant contributions to the Company Stock Fund and Company matching contributions to the Company Stock Fund for union participants who are members of unions that have not adopted the Option 8 provisions pursuant to collective bargaining agreements are reflected as participant-directed investments. With the exception of the Company Stock Fund, all other investment funds are completely participant-directed.

        All non-union plan members and certain members covered by collective bargaining agreements with the Company become fully vested in all investments purchased with Company contributions upon the earlier of completion of five years of continuous service with the Company or death, retirement, layoff (for four consecutive weeks), permanent or total disability or involuntary entry into military service.

        Certain plan members covered by various collective bargaining agreements are eligible to make additional matched and unmatched contributions to the Plan. These additional contributions may not exceed the maximum percentages of base earnings specified in the collective bargaining agreements.

        The Plan provides that any special distributions payable to non-union members with respect to Company Stock allocated to participant accounts would be credited to the participants Special Distribution Fund, rather than being automatically reinvested in additional shares of Company Stock. Participants are entitled to transfer amounts credited to their accounts in the Special Distribution Fund to other investment funds. Special distributions include all proceeds received from tenders or sales of Company Stock and other distributions, except regular quarterly dividends which would continue to be invested in Company Stock. Funds credited to these accounts in the Special Distribution Fund would be invested in high quality securities. The Company has negotiated similar changes in the Plan as applicable to unionized employees with those employees' collective bargaining units.

        In addition, the Plan was amended to permit non-union participants who have shares of Company Stock allocated to their accounts to direct the trustee with respect to tender of shares pursuant to any Company Stock repurchase program or tender offer. Any proceeds realized from such share repurchase will be treated as a Special Distribution. Similar changes have been negotiated with respect to unionized employees in the Plan.

        On June 8, 1992, the Company announced an offer to purchase 26,000,000 shares of its common stock, par value $1 per share (including the associated series A Junior Participating Preferred Stock Purchase Rights) at a price not less than $32 11/16 per share nor greater than $37 1/2 per share through a Self-Tender Offer. The Offer became effective June 10, 1992, and expired on July 8, 1992. The Company actually purchased 26,499,782 shares of its common stock at $36 1/8 per share. Plan participants were permitted to participate in this Offer under the terms of the Plan and tendered approximately 449,448 shares. Proceeds received by the Plan ($16,236,309) for allocated shares tendered and accepted under the Offer were credited to accounts created in the Special Distribution Fund for participants who directed that such shares be tendered. Participants are permitted to transfer amounts to their credit in the Special Distribution Fund to other funds, including the Company Stock Fund. These transfers are reflected in the Statement of Changes in Net Assets Available for Benefits as transfers between investment funds. During the pendency of the Offer and the succeeding tabulation period, the Plan did not purchase any Company Stock, but held amounts invested in the Company Stock Fund for later investment in Company Stock. Company Stock purchases were resumed on July 30, 1992.

        The number of participants in each investment option was as follows:



                                                                                PARTICIPATING EMPLOYEES
                                                                       ------------------------------------------
                                                                        AS OF               AS OF              AS OF
  OPTION                                                              12/31/94            12/31/93           12/31/92
                                                                     -----------        -----------        -----------
    (i)  . . . . . . . . . . . . . . . . . . . . . . . .                1,390                1,201             1,604
   (ii)  . . . . . . . . . . . . . . . . . . . . . . . .                1,045                  811             1,082
  (iii)  . . . . . . . . . . . . . . . . . . . . . . . .                1,402                1,305             1,739
   (iv)  . . . . . . . . . . . . . . . . . . . . . . . .                3,254                3,070             5,006
    (v)  . . . . . . . . . . . . . . . . . . . . . . . .                1,948                1,701             2,150
   (vi)  . . . . . . . . . . . . . . . . . . . . . . . .                  534                  364               469
  (vii)  . . . . . . . . . . . . . . . . . . . . . . . .                8,886                7,500            10,607
 (viii)  . . . . . . . . . . . . . . . . . . . . . . . .                  613                  502               498

2.  FEDERAL INCOME TAXES

        The Company has received a determination from the Internal Revenue Service that the Plan, including all amendments through June 20, 1994, is a qualified profit sharing plan under Section 401 (a) of the Internal Revenue Code. The trust formed thereunder is exempt from Federal income tax under
    Section 501 (a). The plan administrator and plan's tax counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, they believe that the Plan was qualified and the related trust was tax exempt as of the financial statement date.

        Under a qualified profit sharing plan, a member of the Plan is not subject to income tax on contributions made by the Company on the member's behalf, or on dividends, interest or profits from sales of securities credited to the member's account, until the contributions or income credited to the member's account are withdrawn by the member. Secondly, the Trust is not subject to income tax on dividends, interest or profits from sales of securities received by The Northern Trust Company, the trustee of the Plan. Lastly, the Company is entitled to a current deduction for its contributions to the Plan.

        Under the Tax Reform Act of 1986, different tax treatments are accorded undistributed amounts of pre-January 1, 1987 after-tax contributions as opposed to after-tax contributions made thereafter. Distributions made after January 1, 1987, are considered to be allocable, first, to undistributed pre-January 1, 1987 after-tax contributions. Distributions will be nontaxable until amounts equal to those contributions have been recovered. Thereafter, a pro rata portion of each distribution will be considered to be a return of post-January 1, 1987 after-tax contributions, if any.

3.  MASTER TRUST FUNDS

        For investment purposes, the assets of the Plan are combined in Master Trust Funds with the assets of the General Dynamics Corporation Savings and Stock Investment Plan. The value shown in the accompanying financial statements represents the Plan's proportionate interest in the reported market value of the assets in the Master Trust Funds. Investment income, realized gains or losses and unrealized appreciation or depreciation are allocated monthly to the respective plans based on their proportionate interest in the Master Trust at market value.

4.  NET REALIZED GAIN (LOSS) ON SECURITIES SOLD OR DISTRIBUTED

        The cost of securities sold or distributed is based on average cost. Gains and losses are recognized on Company common stock forfeited by or distributed to participants. The following is a summary of the net realized gain (loss) on disposition of securities for the years ended December 31, 1994, 1993 and 1992:

                                                       MASTER  TRUST
                              ------------------------------------------------------------------

                                                    NET                           PROPORTIONATE
           FUND                   COST           PROCEEDS        GAIN (LOSS)        INTEREST
           ----               --------------   -------------    -------------   ----------------
1994
Company  stock  . . . . . .   $   17,296,134   $   30,235,423   $   12,939,289   $      2,865,148
Government  bonds . . . . .      361,461,022      348,033,733     (13,427,289)        (5,345,675)
Diversified  portfolio  . .      589,775,259      622,664,585       32,889,326          5,335,795
Fixed  income  .  . . . . .      435,558,202      435,577,387           19,185              2,725
Special  distribution  .  .               --               --               --                 --
                              -------------------------------------------------------------------
                              $1,404,090,617   $1,436,511,128   $   32,420,511   $      2,857,993
                              ===================================================================

1993
Company  stock  . . . . . .   $   31,889,522   $   63,626,462   $   31,736,940   $      6,265,885
Government  bonds  .  . . .      316,764,926      318,337,717        1,572,791            595,825
Diversified  portfolio  . .      378,111,420      415,031,520       36,920,100          5,964,614
Fixed  income  .  . . . . .      200,148,747      202,422,664        2,273,917            312,220
Special  distribution  .  .       25,523,438       25,032,891        (490,547)          (101,074)
                              -------------------------------------------------------------------
                              $  952,438,053   $1,024,451,254   $   72,013,201   $     13,037,470
                              ===================================================================

1992
Company  stock  . . . . . .   $  209,440,229   $  333,713,328   $  124,273,099   $     17,291,007
Government  bonds  .  . . .      191,809,837      193,741,338        1,931,501            761,461
Diversified  portfolio  . .      385,683,834      415,322,023       29,638,189          5,165,811
Fixed  income  .  . . . . .    1,062,539,917    1,069,640,439        7,100,522            948,872
Special  distribution  .  .      214,796,875      215,041,016          244,141             15,935
                              -------------------------------------------------------------------
                              $2,064,270,692   $2,227,458,144   $  163,187,452   $     24,183,086
                              ===================================================================



5.  NET GAIN FROM SPECIAL DISTRIBUTION

        During 1993, the Company's Board of Directors declared the following special distributions to its shareholders:



                                             Date of
                                           Shareholder      Distribution
   Date Declared       Date Payable          Record          Per Share        Amount
- -----------------     ---------------     ------------     -------------   ----------
  March 18              April 22           April 5            $10          $9,631,885

  June 2                July 12            June 21             $9          $8,172,259

  September 15          October 12         September 28        $6          $5,596,964



        All distributions were deposited into the Special Distribution Fund. Each participant was entitled to a one-time transfer of each distribution to any other fund in the Plan. A portion of these distributions represented a return of capital. The proportionate interest in the gain attributable to the Plan was $11,540,776.

6.  UNREALIZED APPRECIATION (DEPRECIATION)

        The unrealized appreciation (depreciation) of investments for the years ended December 31, 1994, 1993 and 1992 is as follows:


                                                 UNREALIZED APPRECIATION (DEPRECIATION)
                                                -----------------------------------------------
                                                BEGINNING             END OF           INCREASE
                FUND                             OF YEAR               YEAR           (DECREASE)
               -------                         -----------          -----------      ------------
1994
Company  stock  . . . . . . . . . . .           $17,339,629        $11,990,390    $ (5,349,239)
Government  bonds  .  . . . . . . . .               889,106            309,598        (579,508)
Diversified  portfolio  . . . . . . .            11,760,487          3,987,684      (7,772,803)
Fixed  income  .  . . . . . . . . . .               (1,523)              (728)              795
Special  distribution  .  . . . . . .                23,762             23,762               --
                                                -----------------------------------------------
                                                $30,011,461        $16,310,706    $(13,700,755)
                                                ===============================================

1993
Company  stock  . . . . . . . . . . .           $17,535,981        $17,339,629    $   (196,352)
Government  bonds  .  . . . . . . . .             2,622,140            889,106      (1,733,034)
Diversified  portfolio  . . . . . . .            13,035,775         11,760,487      (1,275,288)
Fixed  income  .  . . . . . . . . . .              (26,960)            (1,523)           25,437
Special  distribution  .  . . . . . .              (13,653)             23,762           37,415
                                                -----------------------------------------------
                                                $33,153,283        $30,011,461    $ (3,141,822)
                                                ===============================================

1992
Company  stock  . . . . . . . . . . .           $ 5,260,861        $17,535,981     $12,275,120
Government  bonds  .  . . . . . . . .             4,800,535          2,622,140      (2,178,395)
Diversified  portfolio  . . . . . . .            12,823,383         13,035,775          212,392
Fixed  income  .  . . . . . . . . . .               250,611           (26,960)        (277,571)
Special  distribution  .  . . . . . .                    --           (13,653)         (13,653)
                                                -----------------------------------------------
                                                $23,135,390        $33,153,283    $  10,017,893
                                                ===============================================



7.  WITHDRAWALS AND FORFEITURES

        The following is a summary of amounts withdrawn during the years ended December 31, 1994, 1993 and 1992. The amounts forfeited have been reflected as reductions in the Company's contributions on the accompanying statements of changes in net assets available for benefits:


                                               BALANCE OF            AMOUNT
                                             PARTICIPANTS'        DISBURSED ON         AMOUNT
                FUND                            ACCOUNTS           SETTLEMENT         FORFEITED
             ----------                      -------------        ------------       ----------
1994
Company  stock  . . . . . . . . . . .          $  8,124,523       $  8,108,148  $        16,375
Government  bonds  .  . . . . . . . .            22,013,837         22,002,812           11,025
Diversified  portfolio  . . . . . . .            10,818,404         10,799,822           18,582
Fixed  income  .  . . . . . . . . . .            37,198,931         37,131,443           67,488
Special  distribution  .  . . . . . .             2,625,667          2,623,171            2,496
Loans  .  . . . . . . . . . . . . . .               253,011            253,011               --
                                               ------------------------------------------------
                                               $ 81,034,373       $ 80,918,407  $       115,966
                                               ================================================

1993
Company  stock  . . . . . . . . . . .          $ 10,788,821       $ 10,696,707  $        92,114
Government  bonds  .  . . . . . . . .            32,806,536         32,763,568           42,968
Diversified  portfolio  . . . . . . .            14,271,780         14,228,252           43,528
Fixed  income  .  . . . . . . . . . .            44,411,545         44,266,940          144,605
Special  distribution  .  . . . . . .             2,242,007          2,222,112           19,895
Loans  .  . . . . . . . . . . . . . .               145,609            145,609               --
                                               ------------------------------------------------
                                               $104,666,298       $104,323,188   $      343,110
                                               ================================================

1992
Company  stock  . . . . . . . . . . .          $ 14,701,389       $ 14,593,240   $      108,149
Government  bonds  .  . . . . . . . .            31,999,064         31,918,152           80,912
Diversified  portfolio  . . . . . . .            14,594,784         14,513,455           81,329
Fixed  income  .  . . . . . . . . . .            43,530,834         43,183,340          347,494
Special  distribution  .  . . . . . .             1,032,361          1,027,176            5,185
Loans  .  . . . . . . . . . . . . . .               206,360            206,360               --
                                               ------------------------------------------------
                                               $106,064,792       $105,441,723   $      623,069
                                               ================================================



8.  DEPARTMENT OF LABOR RECONCILIATION

        In accordance with generally accepted accounting principles, amounts allocated to accounts of participants who have elected to withdraw from the Plan but have not yet been paid as of year end are not reported as liabilities on the Statements of Net Assets Available for Benefits. However, the Department of Labor requires that these amounts be reported as liabilities on Form 5500. At December 31, 1994 and 1993, amounts payable on withdrawals and distributions were $8,077,916 and $8,994,174, respectively. In addition, on the Statements of Changes in Net Assets Available for Benefits for the years ended December 31, 1994, 1993 and 1992, distributions to withdrawn participants would have been $80,002,149, $104,553,591, $105,027,767 instead of $80,918,407, $104,323,188,
    $105,441,723, respectively, if the December 31 amounts payable on withdrawals and distributions had been included.

        On the Statement of Changes in Net Assets Available for Benefits, net realized gain on assets sold or distributed and unrealized depreciation of assets are reported in accordance with generally accepted accounting principles. The following restatement is necessary to comply with the Department of Labor's rules which require that realized and unrealized depreciation of plan assets be based on the value of the assets at the beginning of the plan year or at time of purchase during the year. In addition, the Department of Labor's regulations require that both the net realized gain (loss) and the unrealized depreciation on the Plan's investments in various commingled funds be classified as a net investment gain (loss) from common/collective trusts.


                                                            GENERAL
                                                           ACCEPTED       DEPARTMENT
                                                          ACCOUNTING      OF LABOR'S
                                                          PRINCIPLES      REGULATIONS
                                                         ------------   --------------
Net realized gain (loss) on assets sold or distributed   $   2,857,993   $ (1,505,955)

Unrealized (depreciation) of assets                        (13,700,755)    (9,185,826)

Net investment (loss) from common/collective trusts          -               (150,981)
                                                         -------------   -------------
                                                         $ (10,842,762)  $(10,842,762)
                                                        ===============  =============


9.  PLAN EXPENSES

        Administrative expenses of the Plan are primarily paid by the Plan and may be paid by the Company.

10. TRANSFERS TO OTHER PLAN

        The Company sold the information technology operations of its Data Systems Division to Computer Sciences Corporation during 1991. Effective July 31, 1992, $4,172,664 of plan assets were transferred to the Computer Sciences Corporation Savings Plan on behalf of former Company employees now working for Computer Sciences Corporation.

        Effective December 31, 1993, all of the assets and obligations of the Amended and Restated Hourly Employee Investment Plan of the Cessna Aircraft Company were merged with the Plan.

11. PRIOR YEAR RESTATEMENT

        Certain items on the 1993 and 1992 financial statements have been reclassified in order to conform with the 1994 presentation.

12. STOCK SPLIT

        On March 4, 1994, the Company's Board of Directors authorized a two-for-one stock split effected in the form of a 100% stock dividend to be distributed on April 11, 1994 to shareholders of record on March 21, 1994. All references in the financial statements to number of shares, per share amounts and market prices of the Company's common stock have been restated.

13. DISCONTINUED OPERATIONS

        During 1994, the Company completed the sale of its Space Launch Systems business to Martin Marietta Corporation, and the lime and brick operations of its Material Service business to Calcitherm Nederland, NV.

        During 1993, the Company completed the sale of its Tactical Military Aircraft business to Lockheed Corporation and its Electronic Manufacturing Center to EFW, Inc.

        Effective December 31, 1993, all of the assets and obligations of the Amended and Restated Hourly Employee Investment Plan of the Cessna Aircraft Company were merged with the Plan.

        During 1992, the Company completed the sales of The Cessna Aircraft Company to Textron, Inc., its Missile Systems business to Hughes Aircraft Company and its Electronics business to The Carlyle Group.

        Contributions to the Plan were terminated for the participants at these sold-off businesses. Participants may elect to receive total account balance distributions from the Plan at any time. All participants at these sold-off businesses are fully vested in the Plan.

14. SUBSEQUENT EVENTS

        The American Institute of Certified Public Accountants (AICPA) issued Statement of Position No. 94-4, "Reporting of Investment Contracts Held by Health and Welfare Benefit Plans and Defined Contributions Pension Plans." This new standard requires that investment contracts be reported at fair value at either the quoted market price from reliable third-party evidence or determined by discounting the future cash flows by an appropriate discount rate. This is a significant change from the Company's current policy of recording investment contracts at contract value.

        The Company is required to adopt these new accounting and disclosure rules no later than 1995 and plans to do so effective January 1, 1995. Adoption of this statement is not expected to have a material impact on the plan's results of operations or financial condition.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To General Dynamics Corporation:

        We have audited the accompanying statements of net assets available for benefits of the General Dynamics Corporation Hourly Employees Savings and Stock Investment Plan as of December 31, 1994 and 1993, and the related statements of changes in net assets available for benefits for the years ended December 31, 1994, 1993 and 1992. These financial statements and the schedule referred to below are the responsibility of the Plan Administrator. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the General Dynamics Corporation Hourly Employees Savings and Stock Investment Plan as of December 31, 1994 and 1993, and the changes in its net assets available for benefits for the years ended December 31, 1994, 1993 and 1992, in conformity with generally accepted accounting principles.

        Our audit was performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The Combined Statement of Investments in Master Trust Funds (Schedule I), is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedules and Fund Information have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.




                                    by /s/ Arthur Andersen LLP
                                       -----------------------
                                       Arthur Andersen LLP

Washington, D.C.,
May 12, 1995